UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CELLECTAR BIOSCIENCES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NAME & ADDRESS HERE STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the stockholders of record as of May 19, 2026 of Cellectar Biosciences, Inc.: The 2026 Annual Meeting of Stockholders of Cellectar Biosciences, Inc., will be held virtually on July 7, 2026 at 10:00 a.m. Eastern Time. As a registered holder, you may attend and vote your shares at the virtual Annual Meeting by registering at https://web.viewproxy.com/clrb/2026 and using the Control Number above. Your registration must be received by 11:59 p.m. Eastern Time on July 6, 2026. On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled “About the Annual Meeting.” The Board recommends a vote “FOR” the nominees listed in Proposal 1 and “FOR” Proposals 2, 3, 4, 5 and 6. 1. To vote upon the election of two Class III directors; 01. Andrew Gu 02. Douglas J. Swirsky 2. To approve an increase in the number of shares of common stock available for issuance under our 2021 Stock Incentive Plan; 3. To ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; 4. To approve, on a non-binding advisory basis, named executive officer compensation; 5. To approve the exercise of warrants issued by the Company to purchase up to an aggregate of 39,618,078 shares of common stock under applicable rules and regulations of the Nasdaq Stock Market LLC (the “Warrant Exercise Proposal”); and 6. To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Warrant Exercise Proposal. NOTE: The Board will transact such other business as may properly come before the meeting as determined in the discretion of the proxies. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on July 7, 2026 at 10:00 a.m. Eastern Time. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice, Proxy Statement, and Annual Report are available at https://web.viewproxy.com/clrb/2026 If you want to receive a paper or email copy of these documents, you must request one by following the instructions on the reverse side of this Notice on or before June 30, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. You must use the 11-digit Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. CONTROL NUMBER

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. CONTROL NUMBER Materials for this Annual Meeting and future meetings may be requested by one of the following methods: Internet Go to https://web.viewproxy.com/clrb/2026. Have the 11-digit Control Number available when you access the website and follow the instructions. E-Mail By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. Telephone Call 1-877-777-2857 Toll Free VOTING METHODS Via Internet prior to the Annual Meeting: Go to www.fcrvote.com/CLRB Have your 11-digit Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to www.fcrvote.com/CLRB Have your 11-digit Control Number available and follow the prompts.